RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2023

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 through 31 for “Comments on Regulation G.”
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements with respect to our business and industry, such as those relating to our strategy and management objectives, plans and expectations regarding our response and ability to adapt to changing economic conditions, market standing and product volumes, and insured losses from loss events, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of

i

the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the highly competitive nature of the Company’s industry and its reliance on a small number of brokers; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the historically cyclical nature of the (re)insurance industries; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates and recession or the perception that recession may occur; the effect of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations in the jurisdictions in which we operate; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in our joint ventures and managed funds; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2023	March 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$564,062	$(394,413)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$360,008	$151,945

Underwriting income
Gross premiums written	$2,790,261	$2,942,964
Net premiums written	2,263,703	2,165,217
Underwriting income (loss)	369,619	200,278

Net claims and claim expense ratio:
Current accident year	53.9%	57.8%
Prior accident years	(6.2)%	(1.2)%
Calendar year	47.7%	56.6%

Acquisition expense ratio	25.7%	25.3%
Operating expense ratio	4.6%	4.6%
Combined ratio	78.0%	86.5%

Fee income
Management fee income	$40,905	$27,222
Performance fee income	3,867	1,127
Total fee income	$44,772	$28,349

Investment results - managed
Net investment income	$254,378	$83,691
Net realized and unrealized gains (losses) on investments	279,451	(673,017)
Total investment result	$533,829	$(589,326)
Total investment return - annualized	10.0%	(10.2)%

Investment results - retained (1)
Net investment income	$168,009	$62,676
Net realized and unrealized gains (losses) on investments	225,547	(584,624)
Total investment result	$393,556	$(521,948)
Total investment return - annualized	10.8%	(13.7)%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended
	March 31, 2023	March 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$12.95	$(9.10)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.91	$(9.10)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.16	$3.50

Average shares outstanding - basic	42,876	43,357
Average shares outstanding - diluted	43,006	43,357

Return on average common equity - annualized	46.6%	(28.1)%
Operating return on average common equity - annualized (1)	29.7%	10.8%

	March 31, 2023	December 31, 2022
Book value per common share	$116.44	$104.65
Tangible book value per common share (1)	$110.66	$98.81
Tangible book value per common share plus accumulated dividends (1)	$136.04	$123.81
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	12.4%	(20.6)%

(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2023	March 31, 2022
Revenues
Gross premiums written	$2,790,261	$2,942,964
Net premiums written	$2,263,703	$2,165,217
Decrease (increase) in unearned premiums	(583,153)	(678,792)
Net premiums earned	1,680,550	1,486,425
Net investment income	254,378	83,691
Net foreign exchange gains (losses)	(14,503)	(15,486)
Equity in earnings (losses) of other ventures	9,530	(6,390)
Other income (loss)	(4,306)	1,193
Net realized and unrealized gains (losses) on investments	279,451	(673,017)
Total revenues	2,205,100	876,416
Expenses
Net claims and claim expenses incurred	801,200	841,733
Acquisition expenses	432,257	376,507
Operational expenses	77,474	67,907
Corporate expenses	12,843	12,502
Interest expense	12,134	11,955
Total expenses	1,335,908	1,310,604
Income (loss) before taxes	869,192	(434,188)
Income tax benefit (expense)	(28,902)	36,707
Net income (loss)	840,290	(397,481)
Net (income) loss attributable to redeemable noncontrolling interests	(267,384)	11,912
Net income (loss) attributable to RenaissanceRe	572,906	(385,569)
Dividends on preference shares	(8,844)	(8,844)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$564,062	$(394,413)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$12.95	$(9.10)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.91	$(9.10)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.16	$3.50

Return on average common equity - annualized	46.6%	(28.1)%
Operating return on average common equity - annualized (1)	29.7%	10.8%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2023	December 31, 2022
Assets
Fixed maturity investments trading, at fair value – amortized cost $15,067,873 at March 31, 2023 (December 31, 2022 – $15,038,551)	$14,695,585	$14,351,402
Short term investments, at fair value - amortized cost $5,177,881 at March 31, 2023 (December 31, 2022 - $4,671,581)	5,177,095	4,669,272
Equity investments, at fair value	551,394	625,058
Other investments, at fair value	2,700,655	2,494,954
Investments in other ventures, under equity method	84,731	79,750
Total investments	23,209,460	22,220,436
Cash and cash equivalents	1,063,707	1,194,339
Premiums receivable	5,933,701	5,139,471
Prepaid reinsurance premiums	1,130,831	1,021,412
Reinsurance recoverable	4,706,671	4,710,925
Accrued investment income	121,681	121,501
Deferred acquisition costs	1,242,395	1,171,738
Receivable for investments sold	267,161	350,526
Other assets	358,203	384,702
Goodwill and other intangibles	236,517	237,828
Total assets	$38,270,327	$36,552,878
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$15,996,826	$15,892,573
Unearned premiums	5,250,642	4,559,107
Debt	1,140,960	1,170,442
Reinsurance balances payable	3,989,660	3,928,281
Payable for investments purchased	389,440	493,776
Other liabilities	279,878	648,036
Total liabilities	27,047,406	26,692,215
Redeemable noncontrolling interests	5,357,386	4,535,389
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at March 31, 2023 (December 31, 2022 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 43,931,597 shares issued and outstanding at March 31, 2023 (December 31, 2022 – 43,717,836)	43,932	43,718
Additional paid-in capital	467,623	475,647
Accumulated other comprehensive loss	(14,838)	(15,462)
Retained earnings	4,618,818	4,071,371
Total shareholders' equity attributable to RenaissanceRe	5,865,535	5,325,274
Total liabilities, noncontrolling interests and shareholders' equity	$38,270,327	$36,552,878

Book value per common share	$116.44	$104.65

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,304,199	$1,486,062	$2,790,261	$1,343,508	$1,599,456	$2,942,964
Net premiums written	$1,019,829	$1,243,874	$2,263,703	$890,166	$1,275,051	$2,165,217
Net premiums earned	$687,420	$993,130	$1,680,550	$618,591	$867,834	$1,486,425
Net claims and claim expenses incurred	187,609	613,591	801,200	259,761	581,972	841,733
Acquisition expenses	145,319	286,938	432,257	127,096	249,411	376,507
Operational expenses	55,813	21,661	77,474	46,932	20,975	67,907
Underwriting income (loss)	$298,679	$70,940	$369,619	$184,802	$15,476	$200,278

Net claims and claim expenses incurred:
Current accident year	$269,302	$636,650	$905,952	$276,519	$583,047	$859,566
Prior accident years	(81,693)	(23,059)	(104,752)	(16,758)	(1,075)	(17,833)
Total	$187,609	$613,591	$801,200	$259,761	$581,972	$841,733

Net claims and claim expense ratio:
Current accident year	39.2%	64.1%	53.9%	44.7%	67.2%	57.8%
Prior accident years	(11.9)%	(2.3)%	(6.2)%	(2.7)%	(0.1)%	(1.2)%
Calendar year	27.3%	61.8%	47.7%	42.0%	67.1%	56.6%
Acquisition expense ratio	21.2%	28.9%	25.7%	20.5%	28.7%	25.3%
Operating expense ratio	8.1%	2.2%	4.6%	7.6%	2.4%	4.6%
Combined ratio	56.6%	92.9%	78.0%	70.1%	98.2%	86.5%

5

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Gross premiums written	$2,790,261	$1,585,276	$2,220,661	$2,464,639	$2,942,964
Net premiums written	$2,263,703	$1,345,616	$1,821,711	$1,863,616	$2,165,217
Net premiums earned	$1,680,550	$1,624,160	$1,767,021	$1,456,383	$1,486,425
Net claims and claim expenses incurred	801,200	822,937	1,967,931	706,239	841,733
Acquisition expenses	432,257	413,217	417,644	361,238	376,507
Operational expenses	77,474	71,704	64,560	72,520	67,907
Underwriting income (loss)	$369,619	$316,302	$(683,114)	$316,386	$200,278

Net claims and claim expenses incurred:
Current accident year	$905,952	$977,823	$1,999,837	$749,196	$859,566
Prior accident years	(104,752)	(154,886)	(31,906)	(42,957)	(17,833)
Total	$801,200	$822,937	$1,967,931	$706,239	$841,733

Net claims and claim expense ratio:
Current accident year	53.9%	60.2%	113.2%	51.4%	57.8%
Prior accident years	(6.2)%	(9.5)%	(1.8)%	(2.9)%	(1.2)%
Calendar year	47.7%	50.7%	111.4%	48.5%	56.6%
Acquisition expense ratio	25.7%	25.4%	23.6%	24.8%	25.3%
Operating expense ratio	4.6%	4.4%	3.7%	5.0%	4.6%
Combined ratio	78.0%	80.5%	138.7%	78.3%	86.5%

6

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Gross premiums written	$1,304,199	$372,082	$800,330	$1,218,321	$1,343,508
Net premiums written	$1,019,829	$372,998	$696,520	$887,975	$890,166
Net premiums earned	$687,420	$688,238	$839,817	$623,581	$618,591
Net claims and claim expenses incurred	187,609	240,503	1,372,583	171,924	259,761
Acquisition expenses	145,319	140,872	141,675	137,567	127,096
Operational expenses	55,813	49,638	48,158	49,627	46,932
Underwriting income (loss)	$298,679	$257,225	$(722,599)	$264,463	$184,802

Net claims and claim expenses incurred:
Current accident year	$269,302	$370,175	$1,396,842	$206,976	$276,519
Prior accident years	(81,693)	(129,672)	(24,259)	(35,052)	(16,758)
Total	$187,609	$240,503	$1,372,583	$171,924	$259,761

Net claims and claim expense ratio:
Current accident year	39.2%	53.8%	166.3%	33.2%	44.7%
Prior accident years	(11.9)%	(18.9)%	(2.9)%	(5.6)%	(2.7)%
Calendar year	27.3%	34.9%	163.4%	27.6%	42.0%
Acquisition expense ratio	21.1%	20.5%	16.9%	22.0%	20.5%
Operating expense ratio	8.1%	7.2%	5.7%	8.0%	7.6%
Combined ratio	56.6%	62.6%	186.0%	57.6%	70.1%

7

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Gross premiums written	$1,486,062	$1,213,194	$1,420,331	$1,246,318	$1,599,456
Net premiums written	$1,243,874	$972,618	$1,125,191	$975,641	$1,275,051
Net premiums earned	$993,130	$935,922	$927,204	$832,802	$867,834
Net claims and claim expenses incurred	613,591	582,434	595,348	534,315	581,972
Acquisition expenses	286,938	272,345	275,969	223,671	249,411
Operational expenses	21,661	22,066	16,402	22,893	20,975
Underwriting income (loss)	$70,940	$59,077	$39,485	$51,923	$15,476

Net claims and claim expenses incurred:
Current accident year	$636,650	$607,648	$602,995	$542,220	$583,047
Prior accident years	(23,059)	(25,214)	(7,647)	(7,905)	(1,075)
Total	$613,591	$582,434	$595,348	$534,315	$581,972

Net claims and claim expense ratio:
Current accident year	64.1%	64.9%	65.0%	65.1%	67.2%
Prior accident years	(2.3)%	(2.7)%	(0.8)%	(0.9)%	(0.1)%
Calendar year	61.8%	62.2%	64.2%	64.2%	67.1%
Acquisition expense ratio	28.9%	29.1%	29.7%	26.9%	28.7%
Operating expense ratio	2.2%	2.4%	1.8%	2.7%	2.4%
Combined ratio	92.9%	93.7%	95.7%	93.8%	98.2%

8

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$928,595	$375,604	$1,304,199	$886,091	$457,417	$1,343,508
Net premiums written	$816,487	$203,342	$1,019,829	$601,787	$288,379	$890,166
Net premiums earned	$352,753	$334,667	$687,420	$278,997	$339,594	$618,591
Net claims and claim expenses incurred	(12,812)	200,421	187,609	75,255	184,506	259,761
Acquisition expenses	42,050	103,269	145,319	34,808	92,288	127,096
Operational expenses	45,809	10,004	55,813	38,142	8,790	46,932
Underwriting income (loss)	$277,706	$20,973	$298,679	$130,792	$54,010	$184,802

Net claims and claim expenses incurred:
Current accident year	$67,599	$201,703	$269,302	$103,565	$172,954	$276,519
Prior accident years	(80,411)	(1,282)	(81,693)	(28,310)	11,552	(16,758)
Total	$(12,812)	$200,421	$187,609	$75,255	$184,506	$259,761

Net claims and claim expense ratio:
Current accident year	19.2%	60.3%	39.2%	37.1%	50.9%	44.7%
Prior accident years	(22.8)%	(0.4)%	(11.9)%	(10.1)%	3.4%	(2.7)%
Calendar year	(3.6)%	59.9%	27.3%	27.0%	54.3%	42.0%
Acquisition expense ratio	11.9%	30.8%	21.2%	12.4%	27.2%	20.5%
Operating expense ratio	13.0%	3.0%	8.1%	13.7%	2.6%	7.6%
Combined ratio	21.3%	93.7%	56.6%	53.1%	84.1%	70.1%

9

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2023	March 31, 2022
Property Segment
Catastrophe	$954,987	$862,997	$91,990	10.7%
Catastrophe - gross reinstatement premiums	(26,392)	23,094	(49,486)	(214.3)%
Total catastrophe gross premiums written	$928,595	$886,091	$42,504	4.8%
Other property	377,851	455,413	(77,562)	(17.0)%
Other property - gross reinstatement premiums	(2,247)	2,004	(4,251)	(212.1)%
Total other property gross premiums written	$375,604	$457,417	$(81,813)	(17.9)%
Property segment gross premiums written	$1,304,199	$1,343,508	$(39,309)	(2.9)%

Casualty and Specialty Segment
General casualty (1)	$467,892	$480,142	$(12,250)	(2.6)%
Professional liability (2)	382,253	549,719	(167,466)	(30.5)%
Credit (3)	231,676	259,104	(27,428)	(10.6)%
Other specialty (4)	404,241	310,491	93,750	30.2%
Casualty and Specialty segment gross premiums written	$1,486,062	$1,599,456	$(113,394)	(7.1)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

10

Underwriting and Reserves
Net Premiums Written
	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2023	March 31, 2022
Property Segment
Catastrophe	$840,126	$580,592	$259,534	44.7%
Catastrophe - net reinstatement premiums	(23,639)	21,195	(44,834)	(211.5)%
Total catastrophe net premiums written	$816,487	$601,787	$214,700	35.7%
Other property	207,247	286,108	(78,861)	(27.6)%
Other property - net reinstatement premiums	(3,905)	2,271	(6,176)	(272.0)%
Total other property net premiums written	$203,342	$288,379	$(85,037)	(29.5)%
Property segment net premiums written	$1,019,829	$890,166	$129,663	14.6%

Casualty and Specialty Segment
General casualty (1)	$422,420	$404,276	$18,144	4.5%
Professional liability (2)	310,912	432,156	(121,244)	(28.1)%
Credit (3)	165,544	180,430	(14,886)	(8.3)%
Other specialty (4)	344,998	258,189	86,809	33.6%
Casualty and Specialty segment net premiums written	$1,243,874	$1,275,051	$(31,177)	(2.4)%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

11

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Q/Q $ Change	Q/Q % Change
	March 31, 2023	March 31, 2022
Property Segment
Catastrophe	$376,392	$257,802	$118,590	46.0%
Catastrophe - net reinstatement premiums	(23,639)	21,195	(44,834)	(211.5)%
Total catastrophe net premiums earned	$352,753	$278,997	$73,756	26.4%
Other property	338,572	337,323	1,249	0.4%
Other property - net reinstatement premiums	(3,905)	2,271	(6,176)	(272.0)%
Total other property net premiums earned	$334,667	$339,594	$(4,927)	(1.5)%
Property segment net premiums earned	$687,420	$618,591	$68,829	11.1%

Casualty and Specialty Segment
General casualty (1)	$326,628	$290,755	$35,873	12.3%
Professional liability (2)	292,831	311,237	(18,406)	(5.9)%
Credit (3)	127,331	83,839	43,492	51.9%
Other specialty (4)	246,340	182,003	64,337	35.3%
Casualty and Specialty segment net premiums earned	$993,130	$867,834	$125,296	14.4%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2023
Property	$2,017,567	$2,069,014	$3,100,878	$7,187,459
Casualty and Specialty	1,917,179	189,794	6,702,394	8,809,367
Total	$3,934,746	$2,258,808	$9,803,272	$15,996,826

December 31, 2022
Property	$1,956,688	$2,008,891	$3,570,253	$7,535,832
Casualty and Specialty	1,864,365	167,993	6,324,383	8,356,741
Total	$3,821,053	$2,176,884	$9,894,636	$15,892,573

13

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$15,892,573	$4,710,925	$11,181,648	$13,294,630	$4,268,669	$9,025,961
Incurred claims and claim expenses
Current year	1,067,128	161,176	905,952	1,019,596	160,030	859,566
Prior years	(107,424)	(2,672)	(104,752)	(2,041)	15,792	(17,833)
Total incurred claims and claim expenses	959,704	158,504	801,200	1,017,555	175,822	841,733
Paid claims and claim expenses
Current year	30,982	4,013	26,969	19,776	1,986	17,790
Prior years	857,853	166,985	690,868	731,325	122,520	608,805
Total paid claims and claim expenses	888,835	170,998	717,837	751,101	124,506	626,595
Foreign exchange (1)	33,384	8,240	25,144	(50,780)	(495)	(50,285)
Reserve for claims and claim expenses, end of period	$15,996,826	$4,706,671	$11,290,155	$13,510,304	$4,319,490	$9,190,814
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date.

14

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinci”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2023	March 31, 2022
Management fee income
Joint ventures	$27,998	$13,395
Structured reinsurance products and other	6,638	7,224
Managed funds	6,269	6,603
Total management fee income	40,905	27,222

Performance fee income (loss)
Joint ventures	1,755	(103)
Structured reinsurance products and other	1,755	934
Managed funds	357	296
Total performance fee income (loss) (1)	3,867	1,127
Total fee income	$44,772	$28,349
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	March 31, 2023	March 31, 2022
Underwriting income (loss) (1)	$13,141	$12,161
Earnings from equity method investments (2)	(141)	23
Redeemable noncontrolling interests (3)	31,772	16,165
Total fee income	$44,772	$28,349

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

15

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinci, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Management fee income
Joint ventures	$27,998	$13,377	$12,271	$17,703	$13,395
Structured reinsurance products and other	6,638	6,342	6,377	6,649	7,224
Managed funds	6,269	6,265	6,341	6,355	6,603
Total management fee income	40,905	25,984	24,989	30,707	27,222

Performance fee income (loss)
Joint ventures	1,755	1,505	1,915	1,037	(103)
Structured reinsurance products and other	1,755	2,391	(1,360)	2,486	934
Managed funds	357	467	184	25	296
Total performance fee income (loss) (1)	3,867	4,363	739	3,548	1,127
Total fee income	$44,772	$30,347	$25,728	$34,255	$28,349
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Underwriting income (loss) (1)	$13,141	$13,668	$11,366	$12,751	$12,161
Earnings from equity method investments (2)	(141)	25	19	27	23
Redeemable noncontrolling interests (3)	31,772	16,654	14,343	21,477	16,165
Total fee income	$44,772	$30,347	$25,728	$34,255	$28,349

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

16

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinci, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2023	March 31, 2022
Redeemable noncontrolling interests - DaVinci	$(166,082)	$25,323
Redeemable noncontrolling interests - Medici	(45,069)	5,287
Redeemable noncontrolling interests - Vermeer	(47,405)	(18,698)
Redeemable noncontrolling interests - Fontana	(8,828)	—
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(267,384)	$11,912

	Three months ended
	March 31, 2023	March 31, 2022
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(241,938)	$(80,098)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(25,446)	92,010
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(267,384)	$11,912
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

17

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	March 31, 2023	December 31, 2022
Redeemable noncontrolling interests - DaVinci	$2,234,541	$1,740,300
Redeemable noncontrolling interests - Medici	1,307,741	1,036,218
Redeemable noncontrolling interests - Vermeer	1,538,245	1,490,840
Redeemable noncontrolling interests - Fontana	276,859	268,031
Redeemable noncontrolling interests	$5,357,386	$4,535,389
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	March 31, 2023	December 31, 2022
DaVinci	74.6%	69.1%
Medici	89.2%	87.2%
Vermeer	100.0%	100.0%
Fontana	68.4%	68.4%

18

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended
	March 31, 2023	March 31, 2022
Revenues
Gross premiums written	$528,779	$425,315
Net premiums written	$519,169	$399,189
Decrease (increase) in unearned premiums	(311,282)	(233,158)
Net premiums earned	207,887	166,031
Net investment income	43,898	8,968
Net foreign exchange gains (losses)	(1,507)	412
Net realized and unrealized gains (losses) on investments	38,379	(117,651)
Total revenues	288,657	57,760
Expenses
Net claims and claim expenses incurred	9,691	57,859
Acquisition expenses	26,334	19,582
Operational and corporate expenses	26,803	15,066
Interest expense	1,858	1,858
Total expenses	64,686	94,365
Income (loss) before taxes	223,971	(36,605)
Income tax benefit (expense)	(1,589)	—
Net income (loss) available (attributable) to DaVinci common shareholders	$222,382	$(36,605)

Net claims and claim expenses incurred - current accident year	$46,999	$68,135
Net claims and claim expenses incurred - prior accident years	(37,308)	(10,276)
Net claims and claim expenses incurred - total	$9,691	$57,859

Net claims and claim expense ratio - current accident year	22.6%	41.0%
Net claims and claim expense ratio - prior accident years	(17.9)%	(6.2)%
Net claims and claim expense ratio - calendar year	4.7%	34.8%
Underwriting expense ratio	25.5%	20.9%
Combined ratio	30.2%	55.7%

19

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022
Fixed maturity investments trading	$155,500	$62,417	$121,893	$55,674
Short term investments	32,950	1,136	12,456	642
Equity investments	3,399	2,754	3,399	2,754
Other investments
Catastrophe bonds	38,831	17,360	6,029	2,686
Other	24,571	5,552	24,571	5,552
Cash and cash equivalents	4,264	(41)	4,012	(24)
	259,515	89,178	172,360	67,284
Investment expenses	(5,137)	(5,487)	(4,351)	(4,608)
Net investment income	$254,378	$83,691	$168,009	$62,676

Net investment income return - annualized	4.9%	1.5%	4.5%	1.7%

Net realized gains (losses) on fixed maturity investments trading	$(104,765)	$(121,152)	$(87,407)	$(106,989)
Net unrealized gains (losses) on fixed maturity investments trading	312,026	(464,177)	259,095	(397,426)
Net realized and unrealized gains (losses) on investments-related derivatives	12,162	(40,288)	14,479	(39,737)
Net realized gains (losses) on equity investments	(8,738)	(20)	(8,738)	(20)
Net unrealized gains (losses) on equity investments	39,151	(48,669)	39,152	(48,720)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	24,126	(8,261)	3,477	(1,282)
Net realized and unrealized gains (losses) on other investments - other	5,489	9,550	5,489	9,550
Net realized and unrealized gains (losses) on investments	279,451	(673,017)	225,547	(584,624)
Total investment result	$533,829	$(589,326)	$393,556	$(521,948)

Average invested assets	$22,714,948	$21,146,938	$14,970,187	$14,422,403

Total investment return - annualized	10.0%	(10.2)%	10.8%	(13.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

20

Investments
Investments Composition

	March 31, 2023				December 31, 2022
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,331,398	$(22,800)	$5,750,433	$(27,208)	$7,180,129	$(186,451)	$5,772,302	$(168,146)
Corporate (3)	4,474,372	(221,900)	3,388,545	(209,502)	4,390,568	(331,461)	3,392,129	(300,245)
Other (4)	2,889,815	(127,588)	2,346,051	(104,954)	2,780,705	(169,237)	2,339,897	(140,789)
Total fixed maturity investments trading, at fair value	14,695,585	(372,288)	11,485,029	(341,664)	14,351,402	(687,149)	11,504,328	(609,180)
Short term investments, at fair value	5,177,095	(786)	1,493,812	(257)	4,669,272	(2,309)	1,131,408	(817)
Equity investments, at fair value	551,394	28,566	551,190	28,553	625,058	(10,590)	624,870	(10,600)
Other investments, at fair value
Catastrophe bonds	1,388,579	(158,690)	210,579	(45,581)	1,241,468	(182,798)	209,114	(51,841)
Fund investments	1,144,544	125,059	1,144,544	125,059	1,086,706	111,423	1,086,706	111,423
Term loans	100,000	—	100,000	—	100,000	—	100,000	—
Direct private equity investments	67,532	(30,732)	67,532	(30,732)	66,780	(31,484)	66,780	(31,484)
Total other investments, at fair value	2,700,655	(64,363)	1,522,655	48,746	2,494,954	(102,859)	1,462,600	28,098
Investments in other ventures, under equity method	84,731	—	84,731	—	79,750	—	79,750	—
Total investments	$23,209,460	$(408,871)	$15,137,417	$(264,622)	$22,220,436	$(802,907)	$14,802,956	$(592,499)

	March 31, 2023		December 31, 2022
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.7%	5.4%	5.7%	5.6%
Average duration of investments, in years (5)	2.4	3.1	2.5	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(7.78)		$(13.93)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Regulation G" for reconciliation of non-GAAP financial measures.

21

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
March 31, 2023	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,331,398	$—	$7,331,398	$—	$—	$—	$—	$—
Corporate (3)	4,474,372	223,012	366,487	1,406,060	1,495,150	952,915	30,748	—
Agencies	481,850	31,726	450,124	—	—	—	—	—
Non-U.S. government	364,048	145,306	213,794	3,796	—	1,152	—	—
Residential mortgage-backed	786,680	60,339	554,688	4,736	8,254	89,318	69,345	—
Commercial mortgage-backed	215,655	164,042	34,783	895	8,891	3,486	3,558	—
Asset-backed	1,041,582	703,799	197,531	63,246	37,024	38,825	1,157	—
Total fixed maturity investments trading, at fair value	14,695,585	1,328,224	9,148,805	1,478,733	1,549,319	1,085,696	104,808	—

Short term investments, at fair value	5,177,095	4,895,073	192,464	85,503	3,124	931	—	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	296,049	—	—	—	207,830	88,219	—	—
Other equity investments	255,345	—	—	—	—	—	—	255,345
Total equity investments, at fair value	551,394	—	—	—	207,830	88,219	—	255,345

Other investments, at fair value
Catastrophe bonds	1,388,579	—	—	—	—	1,388,579	—	—
Fund investments:
Private credit funds	806,495	—	—	—	—	—	—	806,495
Private equity funds	338,049	—	—	—	—	—	—	338,049
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	67,532	—	—	—	—	—	—	67,532
Total other investments, at fair value	2,700,655	—	—	100,000	—	1,388,579	—	1,212,076

Investments in other ventures, under equity method	84,731	—	—	—	—	—	—	84,731

Total investments	$23,209,460	$6,223,297	$9,341,269	$1,664,236	$1,760,273	$2,563,425	$104,808	$1,552,152
	100.0%	26.8%	40.2%	7.2%	7.6%	11.0%	0.5%	6.7%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

22

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
March 31, 2023	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$5,750,433	$—	$5,750,433	$—	$—	$—	$—	$—
Corporate (3)	3,388,545	162,466	268,819	1,050,593	1,059,591	822,173	24,903	—
Agencies	353,369	26,973	326,396	—	—	—	—	—
Non-U.S. government	308,004	128,001	175,055	3,796	—	1,152	—	—
Residential mortgage-backed	561,275	42,986	346,636	4,736	8,254	89,318	69,345	—
Commercial mortgage-backed	142,247	97,398	28,019	895	8,891	3,486	3,558	—
Asset-backed	981,156	645,205	196,678	62,265	37,024	38,825	1,159	—
Total fixed maturity investments trading, at fair value	11,485,029	1,103,029	7,092,036	1,122,285	1,113,760	954,954	98,965	—

Short term investments, at fair value	1,493,812	1,299,048	112,252	78,849	3,124	539	—	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	296,049	—	—	—	207,830	88,219	—	—
Other equity investments	255,141	—	—	—	—	—	—	255,141
Total equity investments, at fair value	551,190	—	—	—	207,830	88,219	—	255,141

Other investments, at fair value
Catastrophe bonds	210,579	—	—	—	—	210,579	—	—
Fund investments:
Private credit funds	806,495	—	—	—	—	—	—	806,495
Private equity funds	338,049	—	—	—	—	—	—	338,049
Term loans	100,000	—	—	100,000	—	—	—	—
Direct private equity investments	67,532	—	—	—	—	—	—	67,532
Total other investments, at fair value	1,522,655	—	—	100,000	—	210,579	—	1,212,076

Investments in other ventures, under equity method	84,731	—	—	—	—	—	—	84,731

Total investments	$15,137,417	$2,402,077	$7,204,288	$1,301,134	$1,324,714	$1,254,291	$98,965	$1,551,948
	100.0%	15.9%	47.6%	8.6%	8.8%	8.3%	0.6%	10.2%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

23

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2023	March 31, 2022
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$564,062	$(394,413)
Amount allocated to participating common shareholders (1)	(8,854)	(235)
Net income (loss) allocated to RenaissanceRe common shareholders	$555,208	$(394,648)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	42,876	43,357
Per common share equivalents of non-vested shares (2)	130	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	43,006	43,357
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$12.95	$(9.10)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.91	$(9.10)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

24

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) the income tax expense or benefit associated with these adjustments and (4) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from these adjustments. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

25

Comments on Regulation G

	Three months ended
	March 31, 2023	March 31, 2022
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$564,062	$(394,413)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(255,325)	664,756
Adjustment for net foreign exchange losses (gains)	14,503	15,486
Adjustment for income tax expense (benefit) (1)	11,322	(41,874)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	25,446	(92,010)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$360,008	$151,945

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.91	$(9.10)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(5.94)	15.33
Adjustment for net foreign exchange losses (gains)	0.34	0.36
Adjustment for income tax expense (benefit) (1)	0.26	(0.97)
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	0.59	(2.12)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.16	$3.50

Return on average common equity - annualized	46.6%	(28.1)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(21.1)%	47.3%
Adjustment for net foreign exchange losses (gains)	1.2%	1.1%
Adjustment for income tax expense (benefit) (1)	0.9%	(3.0)%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	2.1%	(6.5)%
Operating return on average common equity - annualized	29.7%	10.8%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

26

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	March 31, 2023	December 31, 2022
Book value per common share	$116.44	$104.65
Adjustment for goodwill and other intangibles (1)	(5.78)	(5.84)
Tangible book value per common share	110.66	98.81
Adjustment for accumulated dividends	25.38	25.00
Tangible book value per common share plus accumulated dividends	$136.04	$123.81

Year to date change in book value per common share	11.3%	(20.8)%
Year to date change in tangible book value per common share plus change in accumulated dividends	12.4%	(20.6)%
(1)At March 31, 2023 and December 31, 2022, the adjustment for goodwill and other intangibles included $17.5 million and $17.8 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

27

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$155,500	$(33,607)	$121,893	$62,417	$(6,743)	$55,674
Short term investments	32,950	(20,494)	12,456	1,136	(494)	642
Equity investments	3,399	—	3,399	2,754	—	2,754
Other investments
Catastrophe bonds	38,831	(32,802)	6,029	17,360	(14,674)	2,686
Other	24,571	—	24,571	5,552	—	5,552
Cash and cash equivalents	4,264	(252)	4,012	(41)	17	(24)
	259,515	(87,155)	172,360	89,178	(21,894)	67,284
Investment expenses	(5,137)	786	(4,351)	(5,487)	879	(4,608)
Net investment income	$254,378	$(86,369)	$168,009	$83,691	$(21,015)	$62,676

Net investment income return - annualized	4.9%	(0.4)%	4.5%	1.5%	0.2%	1.7%

Net realized gains (losses) on fixed maturity investments trading	$(104,765)	$17,358	$(87,407)	$(121,152)	$14,163	$(106,989)
Net unrealized gains (losses) on fixed maturity investments trading	312,026	(52,931)	259,095	(464,177)	66,751	(397,426)
Net realized and unrealized gains (losses) on investments-related derivatives	12,162	2,317	14,479	(40,288)	551	(39,737)
Net realized gains (losses) on equity investments	(8,738)	—	(8,738)	(20)	—	(20)
Net unrealized gains (losses) on equity investments	39,151	1	39,152	(48,669)	(51)	(48,720)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	24,126	(20,649)	3,477	(8,261)	6,979	(1,282)
Net realized and unrealized gains (losses) on other investments - other	5,489	—	5,489	9,550	—	9,550
Net realized and unrealized gains (losses) on investments	279,451	(53,904)	225,547	(673,017)	88,393	(584,624)
Total investment result	$533,829	$(140,273)	$393,556	$(589,326)	$67,378	$(521,948)

Average invested assets	$22,714,948	$(7,744,761)	$14,970,187	$21,146,938	$(6,724,535)	$14,422,403

Total investment return - annualized	10.0%	0.8%	10.8%	(10.2)%	(3.5)%	(13.7)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

28

Comments on Regulation G
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	March 31, 2023			December 31, 2022
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,331,398	$(1,580,965)	$5,750,433	$7,180,129	$(1,407,827)	$5,772,302
Corporate (4)	4,474,372	(1,085,827)	3,388,545	4,390,568	(998,439)	3,392,129
Agencies	481,850	(128,481)	353,369	395,149	(81,312)	313,837
Non-U.S. government	364,048	(56,044)	308,004	383,838	(51,582)	332,256
Residential mortgage-backed	786,680	(225,405)	561,275	710,429	(192,368)	518,061
Commercial mortgage-backed	215,655	(73,408)	142,247	213,987	(64,006)	149,981
Asset-backed	1,041,582	(60,426)	981,156	1,077,302	(51,540)	1,025,762
Total fixed maturity investments trading, at fair value	14,695,585	(3,210,556)	11,485,029	14,351,402	(2,847,074)	11,504,328

Short term investments, at fair value	5,177,095	(3,683,283)	1,493,812	4,669,272	(3,537,864)	1,131,408

Equity investments, at fair value
Fixed income exchange traded funds	296,049	—	296,049	295,481	—	295,481
Other equity investments	255,345	(204)	255,141	329,577	(188)	329,389
Total equity investments trading, at fair value	551,394	(204)	551,190	625,058	(188)	624,870

Other investments, at fair value
Catastrophe bonds	1,388,579	(1,178,000)	210,579	1,241,468	(1,032,354)	209,114
Fund investments:
Private credit funds	806,495	—	806,495	771,383	—	771,383
Private equity funds	338,049	—	338,049	315,323	—	315,323
Term loans	100,000	—	100,000	100,000	—	100,000
Direct private equity investments	67,532	—	67,532	66,780	—	66,780
Total other investments, at fair value	2,700,655	(1,178,000)	1,522,655	2,494,954	(1,032,354)	1,462,600

Investments in other ventures, under equity method	84,731	—	84,731	79,750	—	79,750

Total investments	$23,209,460	$(8,072,043)	$15,137,417	$22,220,436	$(7,417,480)	$14,802,956
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

29

Comments on Regulation G
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	March 31, 2023			December 31, 2022
Type of Investment	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$(22,800)	$(4,408)	$(27,208)	$(186,451)	$18,305	$(168,146)
Corporate (4)	(221,900)	12,398	(209,502)	(331,461)	31,216	(300,245)
Other (5)	(127,588)	22,634	(104,954)	(169,237)	28,448	(140,789)
Total fixed maturity investments trading, at fair value	(372,288)	30,624	(341,664)	(687,149)	77,969	(609,180)
Short term investments, at fair value	(786)	529	(257)	(2,309)	1,492	(817)
Equity investments, at fair value	28,566	(13)	28,553	(10,590)	(10)	(10,600)
Other investments, at fair value
Catastrophe bonds	(158,690)	113,109	(45,581)	(182,798)	130,957	(51,841)
Fund investments	125,059	—	125,059	111,423	—	111,423
Direct private equity investments	(30,732)	—	(30,732)	(31,484)	—	(31,484)
Total other investments, at fair value	(64,363)	113,109	48,746	(102,859)	130,957	28,098
Total investments	$(408,871)	$144,249	$(264,622)	$(802,907)	$210,408	$(592,499)

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(7.78)			$(13.93)

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $341.7 million and $609.2 million at March 31, 2023 and December 31, 2022, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

30

Comments on Regulation G

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended
	March 31, 2023	March 31, 2022
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(267,384)	$11,912
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	32,747	(81,392)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	(7,301)	(10,619)
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	25,446	(92,011)
Operating (income) loss attributable to redeemable noncontrolling interests	$(292,830)	$103,923
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

31